UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Panera Bread Company

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
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3630 South Geyer Road, Suite 100 St. Louis, MO	63127
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EXHIBIT INDEX

Exhibit 99.1	Ronald M. Shaich’s, CEO and founder of Panera, Email to Employees.

Exhibit 99.2	CNBC Panera CEO: Being private is a ‘competitive advantage,’ by Sarah Whitten

Exhibit 99.3	Transcript of interview with Ron Shaich on CNBC’s Squawk on the Street

Exhibit 99.4	Panera People Facebook Post

Exhibit 99.5	Posts on the Panera Internal Training Site

Exhibit 99.1

Email from Ron M. Shaich to Panera Employees:

Subject: Sharing today’s exciting news on CNBC

Team,

This morning I appeared on CNBC to discuss today’s exciting news about Panera. My conversation with the “Squawk on the Street” anchors highlighted the many reasons I am excited about this transaction, so I wanted to share it with you. The links to the broadcast are below, as is a story about my appearance for those who cannot view videos. A portion of my CNBC appearance is also viewable on the Panera People Facebook page.

I firmly believe that we have not only created more opportunity for Panera and our associates, but that we have strengthened our ability to Keep the Promise going forward.

All my best,

Ron

Play Video – Part One[app.criticalmention.com]

Play Video – Part Two[app.criticalmention.com]

CNBC

Panera CEO: Being private is a ‘competitive advantage’

By Sarah Whitten

5 April 2017

Panera’s CEO has proven that he can run a successful public company, but he said he expects he can do more as a private business.

“Being private is a point of competitive advantage,” CEO Ron Shaich, said on CNBC’s “Squawk on the Street” Wednesday. “This is going to allow us to do better work, it’s going to allow us to stay committed to the ‘do the delivery’ initiative, to do the ‘clean’ initiative we’re working on. It will enable us in so many different ways.”

JAB Holding disclosed Wednesday that it would buy Panera Bread in a deal valued at about $7.5 billion, including debt, as it expands its coffee and breakfast empire. The privately held company, headquartered in Luxembourg, owns other brands such as Keurig Green Mountain and Krispy Kreme Doughnuts.

JAB offered $315 in cash per Panera share, representing a 20.3 percent premium to the stock’s closing price on March 31, the last trading day before media reports of a potential deal.

The acquisition price is at the upper end of analyst expectations, which ranged from $260 to $350.

For shareholders that purchased the stock a decade ago at $57.34, the buyout price represents about five and half times the original value. For those that bought the stock at its 2008 low of $33.80, the acquisition price is more than nine-fold.

Shares of the stock skyrocketed more than 13.5 percent in early morning trading on Wednesday, surging to an all-time high of $310.90.

As Panera’s fast casual business has grown steadily, its stock has risen. Over the last year, the shares gained nearly 30 percent. Since January, the stock has risen nearly 34 percent.

“The acquisition of Panera Bread by JAB Holdings represents a significant stake in the breakfast category, adding to Krispy Kreme, Caribou, and Peet’s coffee and tea investments,” Darren Tristano, president of Technomic, told CNBC. “The move provides JAB Holdings with the significant opportunity to expand restaurants into the global markets and strengthens the positioning of retail products toward the supermarket space...The move makes sense for both companies and provides a strong runway for continued growth for the Panera Bread brand.”

Panera has made a name for itself as a healthy brand, ditching all artificial additives and preservatives in its foods and, most recently, posting caloric and sugar information about its soft drinks.

The menu revamp has been a major part of Shaich’s return to the chain in 2012. Shaich left the company in May of 2010. The CEO told CNBC last week he has no plans to retire.

“I’m going to be here,” he said on CNBC’s “Squawk on the Street.”

Panera is the fourth major restaurant chain to be purchased so far this year. Restaurant Brands International, which owns Burger King and Tim Hortons, completed its $1.8 billion purchase of Popeyes Louisiana Kitchen last week. Darden Restaurants, which owns chains like Olive Garden and LongHorn Steakhouse, recently disclosed that it plans to buy Cheddar’s Scratch Kitchen for $780 million and Oak Hill Capital Partners is slated to acquire Checkers Drive-In in a $525 million deal.

###

Additional Information and Where to Find It

This communication relates to the proposed merger involving Panera Bread Company (“Panera”) and JAB Holdings B.V., Rye Parent Corp. (“Rye Corp.”) and Rye Merger Sub, Inc. In connection with the proposed merger, Panera and Rye Corp. intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including Panera’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Panera may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF PANERA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and Panera stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Panera.

Participants in the Solicitation

Panera, Rye Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s shareholders do not approve the merger; uncertainties as to the timing of the merger; the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Panera’s business relationships, operating results, and business generally; risks that the merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; and other factors discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Exhibit 99.2

CNBC

Panera CEO: Being private is a ‘competitive advantage’

By Sarah Whitten

5 April 2017

Panera’s CEO has proven that he can run a successful public company, but he said he expects he can do more as a private business.

“Being private is a point of competitive advantage,” CEO Ron Shaich, said on CNBC’s “Squawk on the Street” Wednesday. “This is going to allow us to do better work, it’s going to allow us to stay committed to the ‘do the delivery’ initiative, to do the ‘clean’ initiative we’re working on. It will enable us in so many different ways.”

JAB Holding disclosed Wednesday that it would buy Panera Bread in a deal valued at about $7.5 billion, including debt, as it expands its coffee and breakfast empire. The privately held company, headquartered in Luxembourg, owns other brands such as Keurig Green Mountain and Krispy Kreme Doughnuts.

JAB offered $315 in cash per Panera share, representing a 20.3 percent premium to the stock’s closing price on March 31, the last trading day before media reports of a potential deal.

The acquisition price is at the upper end of analyst expectations, which ranged from $260 to $350.

For shareholders that purchased the stock a decade ago at $57.34, the buyout price represents about five and half times the original value. For those that bought the stock at its 2008 low of $33.80, the acquisition price is more than nine-fold.

Shares of the stock skyrocketed more than 13.5 percent in early morning trading on Wednesday, surging to an all-time high of $310.90.

As Panera’s fast casual business has grown steadily, its stock has risen. Over the last year, the shares gained nearly 30 percent. Since January, the stock has risen nearly 34 percent.

“The acquisition of Panera Bread by JAB Holdings represents a significant stake in the breakfast category, adding to Krispy Kreme, Caribou, and Peet’s coffee and tea investments,” Darren Tristano, president of Technomic, told CNBC. “The move provides JAB Holdings with the significant opportunity to expand restaurants into the global markets and strengthens the positioning of retail products toward the supermarket space...The move makes sense for both companies and provides a strong runway for continued growth for the Panera Bread brand.”

Panera has made a name for itself as a healthy brand, ditching all artificial additives and preservatives in its foods and, most recently, posting caloric and sugar information about its soft drinks.

The menu revamp has been a major part of Shaich’s return to the chain in 2012. Shaich left the company in May of 2010. The CEO told CNBC last week he has no plans to retire.

“I’m going to be here,” he said on CNBC’s “Squawk on the Street.”

Panera is the fourth major restaurant chain to be purchased so far this year. Restaurant Brands International, which owns Burger King and Tim Hortons, completed its $1.8 billion purchase of Popeyes Louisiana Kitchen last week. Darden Restaurants, which owns chains like Olive Garden and LongHorn Steakhouse, recently disclosed that it plans to buy Cheddar’s Scratch Kitchen for $780 million and Oak Hill Capital Partners is slated to acquire Checkers Drive-In in a $525 million deal.

###

Additional Information and Where to Find It

This communication relates to the proposed merger involving Panera Bread Company (“Panera”) and JAB Holdings B.V., Rye Parent Corp. (“Rye Corp.”) and Rye Merger Sub, Inc. In connection with the proposed merger, Panera and Rye Corp. intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including Panera’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Panera may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF PANERA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and Panera stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Panera.

Participants in the Solicitation

Panera, Rye Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of

1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s shareholders do not approve the merger; uncertainties as to the timing of the merger; the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Panera’s business relationships, operating results, and business generally; risks that the merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; and other factors discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Exhibit 99.3

Panera CNBC Ron Shaich Squawk on the Street Interview – 4.5.17

Jim Cramer: Well this is a great one for shareholders. Panera Bread getting a buyout, $315 per share, JAB Holding is the acquiring company. We are very lucky to have Ron Shaich, who is the founder, Chairman, and CEO of Panera. We’ll also have our own Sara Eisen. Ron, congratulations to you and all your shareholders.

Ron Shaich: Thank you very much. Good morning, Jim. Good morning Sara, Carl, David.

Jim Cramer: You have just, and even you were talking about it on Friday on the network. You completed the first real mobile pay that does not create a mosh pit. You used that term when you – about your son –

Ron Shaich: Absolutely. Five years ago.

Jim Cramer: Right, exactly. Five years ago. It took that long. Panera 2.0 finally just reaping the gains, the delivery of reaping the gains. You could have gotten there on your own or this is just a faster way to get where you normally would be?

Ron Shaich: This is a great deal for all of the stakeholders; you know, it’s wonderful for the shareholders. But maybe more importantly it’s good for our associates, it’s also really good for our ability to serve our guests. You know, I have run a public company for over 25 years. I have been at this longer than Cal Ripken was playing baseball, right? Been through the ups, been through the downs. Being private is a point of competitive advantage. This is going to allow us to do better work - it’s going to allow us to stay committed, to do the delivery initiative.

Jim Cramer: Right.

Ron Shaich: To do the clean initiative we’re working on. It’s going to enable us in so many different ways.

Jim Cramer: Ron, I’m loving this word ‘us’ - which means you’re not going to step up to executive chairman, go do philanthropy - I loved when you did the philanthropic work a couple of years ago and came back. But it sounds like you may lead the international, that you may take Panera worldwide and it would be you, not just the company?

Ron Shaich: No, you know these guys at JAB are wonderful, wonderful partners for Panera. They are long term investors. I mean, they measure their investments in centuries, not in decades. They are committed to our strategy. They’re committed to our company franchise model. They’re committed to our team. They essentially have just a couple of people at the holding company level - less than 12 people. You know, they’ll let management manage. This is a great place to be here. I’m going to be here.

Jim Cramer: For our viewers before we turn it over, I just want you in a capsule form to talk about the journey, Boston, Au Bon Pain, decided to get big, because I want people to understand at home that they could be you if they get it right.

Ron Shaich: You know, I started with a 400 square foot store, a cookie store, in downtown Boston in 1981. We took - we then merged with the company Au Bon Pain, in 1991, we took that company public -

this is that company today. In 1998, we essentially created Panera Bread. In 1999, we made a very difficult decision. We sold all of our Au Bon Pain divisions: Au Bon Pain international, Au Bon Pain domestic and Au Bon Pain manufacturing and bet it all on Panera. Since that point, this is 20 years ago, we have, we have - our stock has been up 80 fold. We have been the best performing restaurant stock when measured over the last 20 years, better than Starbucks, doubled Starbucks’ performance. Better than Chipotle. You name it, we have been better than them. Last two years we have been up twofold. We have doubled this stock. This is a statement of, of our success and this is frankly an opportunity to do even better work.

David Faber: It is except that you’re not going to have a stock price to judge that work by any longer and you made a decision here.

Ron Shaich: Well you know, we have never judged it by the stock price.

David Faber: Well no, but you were just referencing the stock price as a way to talk about the fact that you’ve been so successful.

Ron Shaich: The stock price has been a by-product of the work we have done.

David Faber: My point is as a founder-led company, typically you, it’s a big decision for a - to say okay, ‘I’m ready to sell.’ Um and I know you’re going to be a part of what JAB is doing but when these guys came to you, as I understand it, back in February, I think, and said we’d like to talk and then made their offer, tell me what you were thinking and why you believe for your shareholders that 315 is the right number.

Ron Shaich: Sure, you know what I do David? I run it through a lens. And I truly take this stuff seriously, right?

David Faber: I would hope so.

Ron Shaich: And I really care. And I really want to deliver for all the people that have believed in us over the years - all of our shareholders. But I also try to think about how do we best compete? What’s led to this powerful success at Panera is our ability to make long term decisions and increasingly it’s difficult to do that in a public market setting. I spend 20% of my time telling the world, folks like you what we just did. I spend 20% of my time telling the world what we’re about to do. I’m going to now spend 100% of my time doing what we do best, which is making a difference for our guests.

Carl Quintanilla: So, how long have you had aspirations of being private?

Ron Shaich: Um, I guess we look at all options, don’t we? Right? And we try to think about it. I wasn’t looking for this. I will tell you that this is a great opportunity with great people and I believe that we’re going to do better work. It protects our franchisees, it protects our associates, it really validates the shareholders who have believed in us and the truth is, Panera is hitting on all cylinders. We announced last night our first quarter comps were up 5.3%; that is 690 basis points, better than the all industry.

Jim Cramer: No one near! No one near you!

Ron Shaich: No one near us.

Sara Eisen: So some would wonder why you need to go private. I mean, the last company that JAB bought was Keurig Green Mountain. It was down 80% in a year. Execution misstep after execution misstep. You have proven that you can run this company as a public company through a choppy restaurant downturn and a choppy economic cycle and some are wondering why JAB is better off running it?

Ron Shaich: Well, JAB isn’t running it. The whole philosophy they have is investing in strong management teams, strong brands, like us. And the reality is, that’s very, very exciting for people like us. It’s to be – to be clear, I think you will see increasingly other very strong companies affiliating with investors like JAB. These are the good guys.

Sara Eisen: But I don’t know a lot about them. They’re pretty press shy, secret, European, right? They own a lot of these other company brands like Intelligentsia and Stumptown, but also names like Keurig and Krispy Kreme. What can you tell us about the way they approach the U.S. market?

Ron Shaich: They share our values. Meaning, they care about culture, they care about really delivering, they care about where the business is going to be. Not just next quarter, but next year, five years from now or ten years from now. They think of strategic issues. You know, we had a Board meeting yesterday. I let all of the senior managers at the meeting talk with our Board about what they felt about the deal. To a person, they talked about the fact that these are the kinds of people we want to be in business with. We think this is going to allow us to have even greater competitive advantage. This is from strength, this is with people that are strong, and this is going to make this company even stronger.

Jim Cramer: Now, we have often talked about Starbucks. Starbucks felt they were concerned about you and your mobile order. They didn’t know how quickly you could get it. They were pulling for you. I remember when it was you and another executive watching what happened and the inflow and said, “Whoa, we’re getting this wrong.” Starbucks is getting it wrong right now. Can they fix it and can they fix it in a couple quarters when it took you multiple years?

Ron Shaich: Well you know, we spent three years as we began rolling out our version of mobile order and pickup, what we call Rapid Pickup, and we were very clear. Not only were we focused on digital access, but we needed to be focused on ensuring we had the capabilities to execute. Here’s what happens, Jim. When you have the digital orders come in unfettered, they hit – they come in to the store at noon for us. You can walk into the store if you’re observing and see our kitchen display systems, our make systems light up like a Christmas tree on Christmas morning. The reality is you better have the capabilities to deal with it. As well, 70% of our orders in the digital context are customized. So what that means is, you better have operating integrity. For us, that meant rebuilding the whole system and going back and applying the disciplines in total quality management. All I am saying is, to do innovation right takes time.

Jim Cramer: And they didn’t contact you?

Ron Shaich: Did they contact us?

Jim Cramer: Yes, Starbucks.

Ron Shaich: For advice on rapid pickup?

Jim Cramer: Were they interested in buying you?

Ron Shaich: You know, in this industry – Howard and I are friends for 30 years so we talk to everybody.

David Faber: I have a little bit of a story on that.

Sara Eisen: McDonald’s could have been a suitor. Did you talk to McDonald’s?

Ron Shaich: You know, listen, everybody in this industry is a friend. When you’re in the industry like this, we all talk.

David Faber: Look the point is, you got what many argue is a great price, but people want to know, did you have a good sense for the market? Did you get the best price you could for your shareholders?

Ron Shaich: Yeah, you know, here’s my suggestion to you. Wait until this afternoon; you will see the merger document. In several weeks we’re going to put out the proxy. The proxy is going to have all the gory details. I’ll leave it to that.

David Faber: I think I have gotten some of them earlier. I’m curious about coffee. Some say that’s a weakness for Panera. These guys are big in coffee, whether it’s Keurig - or the Mondelez deal they did in Europe, of course. Are you more of a competitor to Starbucks when it comes to coffee?

Ron Shaich: You know, I think what we’re doing, we’re going to execute our strategy. That’s what this is about. To the degree we can use any resources, capabilities, our partner brands within JAB to do a better job with our strategy. You can count on us to take advantage.

David Faber: I just wanted to clarify one thing. You’re going to be working full-time as CEO of Panera with JAB?

Ron Shaich: I certainly intend to! That’s what I am doing today.

Carl Quintanilla: I wonder what you think - the short interest was not insignificant even up to the end.

Ron Shaich: I’m so sorry to see the shorts get crushed, alright? I mean, it’s just a terrible thing. Those guys are betting against us? Getting crushed? What could be wrong with that?

Carl Quintanilla: Do you think their skepticism was about Panera or is it something, a larger statement they’re trying to make about restaurants?

Ron Shaich: You know, I think that the short interest is really - they’re really traders and they’re really trading around the stock price. I have never focused on the stock price. What I care about - and sometimes people don’t hear it - what I care about intensely is doing a great job for our guests and doing it through people who care. When I do that, we make money. Money is a by-product of doing that. The stock price is a by-product of doing that. This deal was not our focus. This deal, which is a great deal for our shareholders, it’s a by-product of having done a great job for our guests.

David Faber: So now you’re going to measure yourself how? Now that you don’t have a stock price any longer –

Ron Shaich: We’re going to measure ourselves by our ability to make a difference, to take market share. In this business, costs are going up 3% a year. If you’re not growing your sales 3% a year, you have a problem. The reality is we just delivered a quarter, 5.3% comps, up 690 basis points versus the all industry composite. We are taking market share. This is going to help us take more market share.

Jim Cramer: And Ron, you said you talked to everybody. Chipotle has been talking at you, saying you’re not as natural. What is that about? And do you think you can teach them a little bit?

Ron Shaich: Listen, I have known Steve for 20 years, I’ve helped him along the way. The reality is, you know, if they want to follow our lead on clean, we wish them well. Everybody is welcome to do it. It’s good stuff.

Sara Eisen: There’s apparently a distinction between clean ingredients and industrially clean.

Ron Shaich: Oh my God, we’re getting carried away here. You can walk into a Panera, everything is free of artificial colors, flavors, preservatives, sweeteners.

Jim Cramer: How do you keep that Asian Chicken down to under 430 calories?

Ron Shaich: It’s because it’s good stuff.

David Faber: And meanwhile the most fascinating thing I’ve heard you say, you didn’t ever seem to want to be public. You were and now you really are embracing the idea of being private.

Ron Shaich: I’ve been public for more than half my life.

Jim Cramer: Are you sick of the conference calls? Come on, admit it.

Ron Shaich: No – I – no, I’m not. I love - no kidding around. I loved doing this. I love seeing you all. I love the –

Jim Cramer: - but they didn’t believe in 2.0. You and I did, but they didn’t.

Ron Shaich: What is hard for me is the continual pressure on the short term. When I started 25 years ago, I will tell you that a third of our investors were looking at this for a year or longer. Today I will tell you two-thirds of our investors are thinking literally –

David Faber: Quarter to quarter.

Sara Eisen: I wondered if other restaurants are going to follow and go private.

Ron Shaich: And you guys all know it. I will tell you our economy is not better served by this intense focus on the short term and I’ll go further and tell you politically, when we’re focused only on the short term, on essentially feeding the opposing - defeating the opposing party and not solving our problems, we have a problem.

Carl Quintanilla: One last thing, how does it feel to have the biggest U.S. restaurant deal ever, second biggest in North America?

Ron Shaich: You know what feels great? To have a company that’s been the best performing restaurant stock for the last 20 years. To have a company that’s really taking care of its associates. To have a company that’s taking care - that’s the way we value ourselves.

Jim Cramer: You know –

Ron Shaich: The rest of it, the numbers, I’ll leave it to you guys.

Jim Cramer: I’m doing a wall of fame. I have a wall of shame. We’re going to do a wall of fame. You’re going to be on it. You have a soul. You always have. Congratulations to you and all your shareholders.

Ron Shaich: Thank you.

Carl Quintanilla: When we come back, we’ll get Cramer’s “Mad Dash”. We’ll have the opening bell. Next, more “Squawk on the Street.”

* * *

Additional Information and Where to Find It

This communication relates to the proposed merger involving Panera Bread Company (“Panera”) and JAB Holdings B.V., Rye Parent Corp. (“Rye Corp.”) and Rye Merger Sub, Inc. In connection with the proposed merger, Panera and Rye Corp. intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including Panera’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Panera may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF PANERA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and Panera stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Panera.

Participants in the Solicitation

Panera, Rye Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s shareholders do not approve the merger; uncertainties as to the timing of the merger; the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Panera’s business relationships, operating results, and business generally; risks that the merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; and other factors discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Exhibit 99.4

Hear what Ron had say In this Interview from CNBC about today’s exciting news Additional Information and Where to Find It This communication relates to tile proposed merger involving Panera Bread Company “Panera” and JAB Holdings B.V, Rye Parent Corp. (“Rye Corp.) and Rye Merger sub, Inc. In connection with the proposed merger, Panera and Rye Corp. intend to file relevant materials with the Securities and Exchange Commission (the “SEC’), Including Panera’s proxy statement on Schedule 14A (the Proxy Statement). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a Solicitation of any vote or approval, and Is not a substitute for the Proxy Statement or any other document that Panera may file with the SEC or sand to its stockholders in connection with tile proposed merger STOCKHOLDERS OF PANERA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT BECAUSE THEY WILL. CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http/www.sec.gov and Panera stockholders will receive information at an appropriate time on how to obtain transaction-related documents for tree from Panera. Participants In the Solicitation Panera, Rye Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed merger Information about tile directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15,2018, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22,2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking information Certain Statements contained in this communication and In our public disclosures, whether written or oral, relating to future events or our, future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments In sales-building Initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,”“positioned” “estimate”, “project,”“target.”“plan, “goal,”“assumption,”“contmue,’“intend,”“expect,”“future,”“anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and filming of certain events could differ materially from those anticipated In these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s shareholders do not approve the merger uncertainties as to the timing of the merger the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Panera’s business relationships, operating results, and business generally risks that the merger disrupts current plans and operations of Panera and potential difficulties in Psnera’s employee retention as a result of the merger risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the merger agreement or the merger the amount of the costs, fees, expenses arid other charges related to the merger; and other factors discussed from time to time in our reports filed with the SEC, including cur Annual Report on Form 10-K for the fiscal year ended December 27. 2016. All forward-looking statements and the Internal projections and beliefs upon which we base our expectations Included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 12K views Like Comment Share 121 Chronological 11 Comments 199 shares

Exhibit 99.5